SUPPLEMENT DATED JANUARY 17, 2012
TO
PROSPECTUS DATED MAY 1, 2003

WEALTHQUEST VARIABLE ANNUITY II
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus.  Please read it carefully and keep it with your Prospectus for future reference.

Fund Name Change – Federated Capital Income Fund II

Effective December 2, 2011, the underlying Portfolio named “Federated Capital Income Fund II” changed its name to “Federated Managed Volatility Fund II” pursuant to actions taken by the Board of Trustees of the Federated Insurance Series.

All references in the Prospectus to the subaccount investing in the Federated Capital Income Fund II Portfolio are changed accordingly.